1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 14, 2024

2 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Introduction of Board Members Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank

3 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal and Shareholder Brown Plus Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder and Managing Partner Brumbaugh Wealth Management, LLC Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President and CEO MITER Brands John E. Noone Lead Independent Director of Mid Penn Bancorp, Inc. President Shamrock Investments, LLC

4 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Albert J. Evans Board Member of Mid Penn Bancorp, Inc. President Fanelli, Evans & Patel, P.C. Maureen M. Gathagan Board Member of Mid Penn Bancorp, Inc. Partner, Bittersweet Management, LLC and Member, Gathagan Investment Company, LP Joel L. Frank Board Member of Mid Penn Bancorp, Inc. Chairman and Managing Partner Lamb McErlane PC Brian A. Hudson, Sr. Board Member of Mid Penn Bancorp, Inc. Former Executive Director and CEO Pennsylvania Housing Finance Agency

5 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Bruce A. Kiefer Board Member of Mid Penn Bancorp, Inc. Manager/Chemist, The Hershey Company and Managing Partner, Lawrence Keister & Co. Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Founding Partner Gunn Mowery, LLC William A. Specht, III Board Member of Mid Penn Bancorp, Inc. President and CEO Seal Glove Manufacturing, Inc. and Ark Safety

6 Annual Meeting of Shareholders May 14, 2024 Retiring Directors Robert C. Grubic Retiring Board Member of Mid Penn Bancorp, Inc. Chairman Herbert, Rowland & Grubic, Inc. Gregory M. Kerwin Retiring Board Member of Mid Penn Bancorp, Inc. Senior Partner Kerwin & Kerwin, LLP David E. Sparks Retiring Board Member of Mid Penn Bancorp, Inc. Chairman, Cumberland Advisors, Inc., Founder, Former Chairman and CEO First Priority Financial Corp. and First Priority Bank Frank J. Gumina, Jr. Board Memb r of i , I . President Gumina Development Co.

7 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Formal Business of the Meeting

8 Annual Meeting of Shareholders May 14, 2024 Formal Business of the Meeting The first item of business to be acted upon by shareholders at this meeting is the election of three Class B Directors to serve for a three (3) year term and/or until their successor is elected and qualified: • Kimberly J. Brumbaugh • Maureen M. Gathagan • Rory G. Ritrievi The Board unanimously recommends shareholders vote “for” the election of each of the named nominees.

9 Annual Meeting of Shareholders May 14, 2024 Formal Business of the Meeting The second item to be acted upon by shareholders at this meeting is to approve a non- binding advisory vote on executive compensation. The Board unanimously recommends shareholders vote “for” approval of the compensation paid to our named executive officers, as described in the proxy statement.

10 Annual Meeting of Shareholders May 14, 2024 Formal Business of the Meeting The third item to be acted upon by shareholders at this meeting is a proposal to ratify the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2024. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. The Board unanimously recommends shareholders vote “for” ratification of the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for 2024.

11 Annual Meeting of Shareholders May 14, 2024 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Management Presentation

12 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2023, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

Experienced Management Team

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	Chair, President & Chief Executive Officer	15	38
Scott W. Micklewright	Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer	15	18
Justin T. Webb	Sr. EVP / Chief Financial Officer	11	18
Joan E. Dickinson	Sr. EVP / Chief Retail Officer	11	38
Heather R. Hall	Sr. EVP / Market President & Chief Lending Officer	7	25
Jordan D. Space	Sr. EVP / President of the Private Bank & Chief Operating Officer	2	17
Joseph L. Paese, CFP	First EVP / Director of Trust & Wealth Management	8	38
Ray M. Mincarelli, Jr.	EVP / President of Commercial Real Estate	15	53
John Paul Livingston	EVP / Chief Technology & Chief Information Officer	14	21
Matthew L. Miller	First Sr. VP / Chief Data Officer	19	25
Paul F. Spiegel	First Sr. VP / Senior Operations Manager	13	38
Margaret E. Steinour	First Sr. VP / Chief Administrative Officer	12	19
Zachary C. Miller	First Sr. VP / Chief Risk Officer	8	15
James R. Ridd	First Sr. VP / Chief Credit Risk Officer	7	40
Paul W. Spotts	First Sr. VP / Chief Credit Administration Officer	2	30
	Average:	10.6	28.9

MID PENN BANCORP

Source: Company Documents.

13

Mid Penn Bank Regional Presidents

Executive	Position / Region	Years at MPB	Years in Industry
Natalie L. Falatek	Sr. VP / Upper Dauphin County	13	20
Mark F. Ketch	Sr. VP / Schuylkill & Luzerne Counties	7	31
Keith C. Rada	Sr. VP / Brunswick Region	7	15
Joseph N. Butto	Sr. VP / Berks County	5	40
Jared E. Utz	Sr. VP / Southeastern Region	4	20
Justin A. Manning	Sr. VP / Lancaster County	2	18
Daniel M. Baronick	Sr. VP / Western Region	9 mos.	19
Jeffrey M. Steigerwalt	Sr. VP / Southern NJ Region	6 mos.	25
Layne G. Crothers	Sr. VP / Scranton/Wilkes Barre Region	4 mos.	16
	Average:	4.4	22.7

MID PENN BANCORP

Source: Company Documents.

14

15 Volatile Environment Continued Throughout 2023 Source: S&P Global Market Intelligence, FactSet, Bloomberg. Note: Market data as of 12/31/2023. Average Federal Funds Rate Higher-for-Longer Rate Environment PersistsMultiple Bank Failures & Wind Downs 3.85% 3.00% 3.50% 4.00% 4.50% 5.00% 5-Year U.S. Treasury 3.88% 3.00% 3.50% 4.00% 4.50% 5.00% 10-Year U.S. Treasury 5.33% 3.50% 4.00% 4.50% 5.00% 5.50%

Highlights from 2023 and 2024Q1

Mid Penn Continues to Demonstrate Strength in a Challenging Operating Environment

- **Closed on acquisition of Brunswick Bancorp in Q2 2023**
  - Has provided entry into the highly attractive & strategically important Central NJ markets
  - Brunswick is now fully integrated
- **Continued growth on balance sheet**
  - 18% loan growth (Year End 2022 to 2024Q1 annualized)(1)
  - 13% deposit growth (Year End 2022 to 2024Q1 annualized)(1)
- **Impressive profitability despite challenging operating environment**
- **Asset quality remains exceptional**

Branch Map



MPB (45)
Scranton
Brunswick Branches
New York
State College
Allentown
Edison
Altoona
Pittsburgh
Reading
Harrisburg
Philadelphia
Toms River

Assets(3)	Loans(3)	Deposits(3)
$5.3 B	$4.3 B	$4.4 B

Q4’22 vs. Q1’24

Loans ($M)(1)



18% CAGR
$3,514
$4,317
Q4'22
Q1'24

Deposits ($M)(1)



13% CAGR
$3,778
$4,379
Q4'22
Q1'24

2024Q1

GAAP ROAA(2)



0.92%
0.83%
MPB
Peer Median

Source: Company Documents. Note: MPB acquisition of BRBW data as of deal announcement date.
(1) All growth rates are calculated from 2022Q4 to 2024Q1.
(2) Peers defined as nationwide bank and thrifts between $3-7B of Total Assets as of March 31, 2024.
(3) As of March 31, 2024.

MID PENN BANCORP
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17 Franchise Snapshot: Corporate Structure Source: Company Documents. Mid Penn Bancorp, Inc. Mid Penn Bank  Consumer Banking  Commercial Banking  Trust and Wealth Management Services  Retail Brokerage  Private Banking with Sports & Entertainment Division  Residential Lending MPB Financial Services MPB Risk  Property & Casualty  Accident & Health  Life  Disability  Employee Benefits MPB Launchpad  Early-Stage Technology Investments  Fintech & Depository Convergence

Exceptional Asset Quality and Nicely Diversified & Granular Commercial Loan Portfolio

Loan Portfolio Composition(1)

$4.3 billion gross loan portfolio



Construction 11%
Residential Mortgage 19%
Commercial Real Estate 54%
Commercial & Industrial 16%

Multifamily + Nonowner Occupied CRE Portfolio(2)



Industrial 10%
Hospitality 9%
Flex 3%
Mobile Home Park 2%
Healthcare 1%
Other Property Types 7%
Multifamily 22%
Retail 27%
Office 19%

($000s)	March 31, 2024				
Commercial Real Estate	Balance	% Total	Loan Count	Avg. Balance	WA LTV
Multifamily	$334,952	22.2%	337	$1,002	63.5%
Retail	410,387	27.2%	311	1,328	53.7%
Office	293,232	19.4%	225	1,315	63.9%
Industrial	153,571	10.2%	86	1,745	58.0%
Hospitality	134,606	8.9%	34	3,945	48.8%
Flex	39,646	2.6%	27	1,472	54.5%
Mobile Home Park	21,840	1.4%	24	912	66.7%
Healthcare	15,110	1.0%	7	2,146	54.0%
Other Property Types	106,382	7.0%	121	854	55.5%
Total Multifamily + NOO CRE	**$1,509,726**	**100%**	**1,172**	**$1,292**	**58.2%**

Asset Quality Trends

Cumulative NCOs / Avg. Loans(3)



0.19%
0.76%
MPB
Peer Median(4)

MRQ NPAs / Assets



0.29%
0.31%
MPB
Peer Median(4)

Source: Company Documents, S&P Global Market Intelligence. (1) Bank holding company data used; as of March 31, 2024. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data used. (3) Shown from 2016 to 2024Q1. (4) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2024, excluding merger targets and mutuals. (5) Reflects the reallocation of approximately $81MM in loans, primarily consisting of $50MM in Retail and $18MM in Office, from Other Property Types as reported in the Company's Form 10-Q for the quarter ended March 31, 2024, following further refinement of the Company's CRE classification analysis.

MID PENN BANCORP

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19 Commercial Loan Portfolio: Geographic Distribution Multifamily Portfolio Nonowner Occupied CRE Portfolio Central PA 37% Greater Philadelphia 27% Central NJ 10% Other PA 23% Other Markets 3% Source: Company Documents, S&P Global Market Intelligence. Central PA 39% Greater Philadelphia 24% Central NJ 10% Other PA 18% Other Markets 9% $335 million $1.2 billion Nonowner Occupied (Office) Portfolio $293 million Central PA 39% Greater Philadelphia 30% Central NJ 9% Other PA 18% Other Markets 4% Nonowner Occupied (Retail) Portfolio $410 million Central PA 26% Greater Philadelphia 32% Central NJ 18% Other PA 13% Other Markets 11%

Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts

Deposit Franchise Highlights

- ✓ Highly granular and diversified deposit base
- ✓ Well balanced between consumer and commercial
- ✓ Leading market share in Harrisburg metro area
- ✓ Better than average level of uninsured deposits
- ✓ Focused on growing NIB commercial business accounts

Harrisburg MSA Deposit Market Share[4]

Rank	Institution Name	Branches (#)	Total Deposits ($M)	Deposit Market Share (%)
1	The PNC Finl Svcs Grp (PA)	9	$5,592	30.10
2	**Mid Penn Bancorp Inc. (PA)**	**16**	**2,002**	**10.78**
3	M&T Bank Corp. (NY)	20	1,880	10.12
4	F.N.B. Corp. (PA)	10	1,765	9.50
5	Orrstown Financial Services (PA)	9	1,182	6.36
6	Wells Fargo & Co. (CA)	7	1,036	5.58
7	Fulton Financial Corp. (PA)	8	838	4.51
8	Citizens Financial Group Inc. (RI)	6	621	3.35
9	Banco Santander S.A.	7	613	3.30
10	First Commonwealth Financial (PA)	4	581	3.13

Uninsured Deposits / Total Deposits[1]



27%
31%
MPB
Peer Median(3)

Cumulative Deposit Beta[2]



29%
30%
MPB
Peer Median(3)

Noninterest-Bearing Deposit Growth CAGRs



1 Year
3 Year
5 Year
7 Year
1%
(15%)
6%
1%
23%
13%
29%
12%
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median

Source: S&P Global Market Intelligence, FDIC.
(1) Bank-level regulatory data used.
(2) Deposit beta is calculated as the change in the Company's deposits costs as a percentage of the Fed Funds Rate from 2015Q1 to 2024Q1.
(3) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2024, excluding merger targets and mutuals.
(4) Based on FDIC data as of June 30, 2023. Adjusted for branch closures/openings since June 30, 2023.

MID PENN BANCORP

20

21 $104,358 $112,156 $89,841 $74,466 Philly Counties of focus Central NJ Counties of focus South NJ Counties of focus State of PA Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of June 30, 2023. (1) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (2) South New Jersey defined as Burlington, Gloucester, Ocean and Camden counties. (3) Philadelphia Counties defined as Montgomery, Bucks, Chester and Delaware counties. Significant Opportunity to Grow in the Highly Desirable Southeastern Pennsylvania Region 6.1% 5.4% 7.1% 2.2% Philly Counties of focus Central NJ Counties of focus South NJ Counties of focus State of PA Major Employers Sizeable Markets Above Average Growth and Wealth $725 Billion in Total Market Deposits Philadelphia MSA $538 Bn Total Deposits in the Market Top 3 Deposit Market Share 68% Top 3: Capital One, TD Bank, Wells 2024 Median Household IncomePopulation Change 2010 - 2023 (3) (3) Central NJ(1) $126 Bn Total Deposits in the Market Top 3 Deposit Market Share 47% Top 3: PNC, BofA, Wells South NJ(2) $61 Bn Total Deposits in the Market Top 3 Deposit Market Share 48% Top 3: TD Bank, Wells, PNC

22 9% 12% 6% 7% MPB Core MPB GAAP Peer Median KRX Median $0.79 $1.30 $1.42 $1.41 $1.76 $1.74 $1.85 $1.79 $2.03 $2.09 $3.11 $3.66 $3.48 $2.70 $2.56 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Q1'24 218% 151% 195% MPB Peer Median KRX Median Demonstrated Track Record of Outsized Shareholder Value Creation Source: S&P Global Market Intelligence. Note: Market data as of May 6, 2024. (1) Shown from January 1, 2010, to May 6, 2024. (2) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2024, excluding merger targets and mutuals. (3) GAAP shown for peers. Excludes merger-related expenses for MPB. (4) Non-GAAP financial metric. (5) 2024Q1 core earnings per share is annualized. Total Shareholder Return (TSR) Since 2010(1) (2) Core Earnings Per Share CAGR Since 2010(3)(4)(5) (2) Annualized Core EPS from 2010 to 2024Q1(4)(5)

23 Compelling Investment Thesis Demonstrated track record of outsized shareholder value creation Successful whole-bank acquiror Exceptional asset quality and nicely diversified & granular commercial loan portfolio Strong profitability ratios, in-line or better than national peers Well-balanced deposit franchise with best-in-class growth rates in NIB accounts Significant opportunity to grow in the highly desirable Southeastern Pennsylvania region

24 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 14, 2024

25 Appendix

26 $0.79 $0.77 $0.84 $0.80 $0.80 $0.80 2019 2020 2021 2022 2023 Q1'24 $2.09 $3.10 $2.71 $3.44 $2.80 $2.92 2019 2020 2021 2022 2023 Q1'24 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) 2024Q1 data is annualized. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: On April 24, 2024, the Board of Directors of Mid Penn Bancorp, Inc. announced the declaration of a dividend of $0.20 per common share payable on May 27, 2024, to shareholders of record as of May 10, 2024. (1)(1)

Non-GAAP Reconciliation

($000s)

	2023Q1	2023Q2	2023Q3	2023Q4	2024Q1
Net Income Available to Common Shareholders	$11,227	$4,836	$9,236	$12,098	$12,133
Less: BOLI Death Benefit Income	--	--	--	--	1,460
Plus: Merger and Acquisition Expenses	224	7,944	352	--	--
Less: Tax Effect of Merger and Acquisition Expenses	47	1,668	74	--	--
Net Income Excluding Non-Recurring Expenses	**$11,404**	**$11,112**	**$9,514**	**$12,098**	**$10,673**
Weighted Average Shares Outstanding	15,886,186	16,235,106	16,571,825	16,574,199	16,567,902
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.72**	**$0.68**	**$0.57**	**$0.73**	**$0.64**

($000s)

	For the Years Ended December 31,													As of March 31	
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024Q1
Net Income Available to Common Shareholders	$2,748	$4,543	$4,951	$4,939	$5,701	$6,528	$7,804	$7,089	$10,596	$17,701	$26,209	$29,319	$54,806	$37,397	$12,133
Less: BOLI Death Benefit Income	--	--	--	--	--	--	--	--	--	--	--	--	--	--	1,460
Plus: Merger and Acquisition Expenes	0	0	0	0	573	762	0	619	4,790	0	0	12,947	623	8,520	0
Less: Tax Affect of Merger and Acquisition Expenses	0	0	0	0	120	160	0	130	1,006	0	0	2,719	131	1,789	0
Net Income Excluding Non-Recurring Expenses	**$2,748**	**$4,543**	**$4,951**	**$4,939**	**$6,154**	**$7,130**	**$7,804**	**$7,578**	**$14,380**	**$17,701**	**$26,209**	**$39,547**	**$55,298**	**$44,128**	**$10,673**
Weighted Average Shares Outstanding	3,479,780	3,481,414	3,486,543	3,491,653	3,495,705	4,106,548	4,229,284	4,236,616	7,071,091	8,468,586	8,439,427	10,806,009	15,912,877	16,319,006	16,567,902
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.79**	**$1.30**	**$1.42**	**$1.41**	**$1.76**	**$1.74**	**$1.85**	**$1.79**	**$2.03**	**$2.09**	**$3.11**	**$3.66**	**$3.48**	**$2.70**	**$0.64**
Average Assets	**$623,074**	**$688,450**	**$706,456**	**$697,880**	**$734,236**	**$883,928**	**$1,001,452**	**$1,103,439**	**$1,665,721**	**$2,166,964**	**$2,758,429**	**$3,520,504**	**$4,476,174**	**$4,883,087**	**$5,319,680**
Core Return on Average Assets Excluding Non-Recurring Expenses	**0.44%**	**0.66%**	**0.70%**	**0.71%**	**0.84%**	**0.81%**	**0.78%**	**0.69%**	**0.86%**	**0.82%**	**0.95%**	**1.12%**	**1.24%**	**0.90%**	**0.80%**

Source: S&P Global Market Intelligence, Company Filings.

MID PENN BANCORP

27

28 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. (1) Bank-level PPP used. ($000s) December 31, As of March 31, December 31, As of March 31, 2022 2023 2023 2024 Loans and Leases, net of unearned interest $3,514,119 $3,611,347 $4,252,792 $4,317,449 Less: PPP loans, net of deferred fees 2,600 1,752 1,426 1,310 Non-PPP core banking loans $3,511,519 $3,609,595 $4,251,366 $4,316,139 Allowance for loan and lease losses $18,957 $31,265 $34,187 $33,524 Ratio of allowance for loan losses to net loans at end of period 0.54% 0.87% 0.80% 0.78% Ratio of allowance for loan losses to non-ppp core banking loans at end of period 0.54% 0.87% 0.80% 0.78% (1)